 As filed with the Securities and Exchange Commission on October 24, 2001


                                                      Registration No. 333-65228
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                              AMENDMENT NO. 3

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933

                                ---------------

                         ARAMARK WORLDWIDE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    5812                    23-3086414
     (Jurisdiction of         (Primary Standard           (I.R.S. Employer
      incorporation               Industrial           Identification Number)
     or organization)        classification Code
                                   Number)

                                 ARAMARK Tower
                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
                                 (215) 238-3000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------

                         The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                                 (302) 658-7581
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                   Copies to:

          Bart J. Colli, Esq.                    Charles I. Cogut, Esq.
          ARAMARK Corporation                     Mario A. Ponce, Esq.
             ARAMARK Tower                     Simpson Thacher & Bartlett
           1101 Market Street                     425 Lexington Avenue
    Philadelphia, Pennsylvania 19107            New York, New York 10017
             (215) 238-3000                          (212) 455-2000

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.

   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Please note that, in this amendment no. 3, we are only filing Part II of this registration statement, including the exhibits indicated in item 21 of this document. You may find a copy of the prospectus that is a part of this registration statement in our filing of this registration statement dated October 9, 2001.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

   The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our certificate of incorporation includes a provision that eliminates the personal liability of directors for monetary damages for actions taken as a director, except for liability: for breach of duty of loyalty; for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; under Section 174 of the Delaware General Corporation Law (unlawful dividends); or for transactions from which the director derived improper personal benefit.

   Our Certificate of Incorporation provides that we must indemnify our directors and officers to the fullest extent authorized by the Delaware General Corporation Law. We will also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to us of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

   The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our Certificate of Incorporation, our By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

   We maintain insurance to protect ourselves and our directors, officers and representatives against any such expense, liability or loss, whether or not we would have the power to indemnify him against such expense, liability or loss under the Delaware General Corporation Law.

Item 21. Exhibits and Financial Statement Schedules

 (a) Exhibits.

   The following is a complete list of exhibits filed as part of this Registration Statement, which are incorporated herein:


  2***   Form of Agreement and Plan of Merger, dated as of      , 2001, between
         ARAMARK Corporation and ARAMARK Worldwide Corporation (included as
         Annex A to the proxy statement/prospectus).

  3.1 Restated Certificate of Incorporation of ARAMARK Corporation is incorporated by reference to Exhibit 3.1 to ARAMARK Corporation's
         Annual Report on Form 10-K for the fiscal year ended October 1, 1999.

  3.2*** Form of Amended and Restated Certificate of Incorporation (post-merger) (included as Annex C to the proxy statement/prospectus).

  3.3 Corporate By-Laws, as ratified and approved February 8, 2000 are incorporated by reference to Exhibit 3.2 to ARAMARK Corporation's
         Annual Report on Form 10-K for the fiscal year ended October 1, 1999.

  3.4*** Form of Amended and Restated By-Laws (post-merger).

  4.1*** Amended and Restated Stockholders' Agreement dated as of December 14,
         1994 by and among ARAMARK Corporation and the parties identified on its books as "Management Investors" or their "Permitted Transferees" or as "Individual Investors" or "Institutional Investors".

  4.2*** Amended and Restated Registration Rights Agreement dated April 7, 1988 between ARAMARK Corporation and certain stockholders.

  4.3***  Amendment and Waiver to the Amended and Restated Registration Rights
          Agreement dated July 16, 2001 among ARAMARK Corporation and
          Metropolitan Life Insurance Company.

  4.4*    Form of Rights Agreement.

  4.5     7.0% Guaranteed Notes due July 15, 2006; Indenture dated as of July
          15, 1991, among ARAMARK Services, Inc., ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK Corporation's Registration
          Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No. 33-41357).

  4.6     6 3/4% Guaranteed Notes due August 1, 2004; Indenture dated as of
          July 15, 1991, among ARAMARK Services, Inc., ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK Corporation's Registration
          Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No. 33-41357).

  4.7     Indenture dated as of July 15, 1991, among ARAMARK Services, Inc.,
          ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK
          Corporation's Registration Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No.
          33-41357).

          Long-term debt instruments authorizing debt that does not exceed 10% of the total consolidated assets of ARAMARK are not filed herewith but will be furnished on request of the Commission.

  4.8***  Form of stock certificate for Class B common stock.

  4.9***  Form of stock certificate for Class A-1, Class A-2, Class A-3, Class
          B-1, Class B-2 and Class B-3 common stock.

  4.10*** Amendment and Waiver dated as of July 24, 2001 among ARAMARK
          Corporation and Ameritrust Co., TTEE, George Gund 1959 Trust C-2;
          Ameritrust Co., TTEE, George Gund 1959 Trust C-1; Gordon Gund/Grant
          Gund Trust and Gordon Gund/Zachary Gund Trust 10/1/1978.

  4.11*** Amendment and Waiver dated as of July 30, 2001 among ARAMARK
          Corporation and Lee F. Driscoll, III; Phoebe P. Driscoll; Patrick
          MCG. Driscoll; Helen Louise Driscoll, M.D.; and Lee F. Driscoll, III,
          Trust u/a/d 12/17/98 Phoebe Fisher, TTEE f/b/o C. Driscoll.

  4.12*** Form of Registration Rights Agreement among ARAMARK Worldwide
          Corporation and Joseph Neubauer and each of the other holders listed on Schedule 1 thereto (filed as Exhibit 4.13 to Amendment No. 1).

  5*** Form of Opinion of Simpson Thacher & Bartlett (consent included therein).

  8***    Form of Tax Opinion.

 10.1 1999 Employment Agreement with Joseph Neubauer is incorporated by reference to Exhibit 10.1 to ARAMARK Corporation's Annual Report on
          Form 10-K filed with the SEC on November 24, 1999, pursuant to the Exchange Act (File No. 001-08827)

 10.2*** Form of Agreement relating to employment and post-employment competition with William Leonard.

 10.3*** Form of Agreement relating to employment and post-employment competition with L. Frederick Sutherland.

 10.4*** Form of Agreement relating to employment and post-employment competition with Brian G. Mulvaney.

 10.5*** Form of Agreement relating to employment and post-employment competition with John J. Zillmer.

 10.6 Credit and Guaranty Agreement dated January 7, 1998 and amendments thereto dated May 7, 1998 and September 10, 1998 are incorporated by reference to Exhibit 10.8 to ARAMARK Corporation's Annual Report on
          Form 10-K filed with the SEC on November 25, 1998, pursuant to the Exchange Act (File No. 001-08827);

 10.7***  Form of Amendment No. 1 to Employment Agreement among ARAMARK
          Corporation, ARAMARK Worldwide Corporation and Joseph Neubauer.

 10.8***  Amendment No. 2 to the Credit and Guaranty Agreement dated August 13,
          2001.

 10.9*** Letter Agreement dated February 12, 2001 between ARAMARK Corporation and James E. Ksansnak.

 10.10 ARAMARK 2001 Equity Incentive Plan (included as Annex E to the proxy statement/prospectus).

 10.11**+ Composite and Conformed Master Distribution Agreement between Sysco
          Corporation and ARAMARK Food and Support Services Group, Inc.

 21***    List of Subsidiaries of ARAMARK Corporation.

 23***    Consent of Arthur Andersen LLP.

 24***    Powers of Attorney.
 99***    Voting Instructions to Trustee and Notice to Participants in the
          ARAMARK Retirement Savings Plan and the ARAMARK Uniform and Career
          Apparel Group Retirement Savings Plan.


--------
*  To be supplied by amendment.
**  Filed herewith.
***  Previously filed.

+  Portions omitted pursuant to a request for confidential treatment.


Item 17. Undertakings.

   (a) (1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 (as amended and the rules and regulations thereunder, the "Securities Act"), each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (as amended and the rules and regulations thereunder, the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (2) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) promulgated pursuant to the Securities Act, the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (3) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415 promulgated pursuant to the Securities Act, will be filed as part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (b) The undersigned registrant hereby undertakes to respond to request for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 3 to this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on
October   , 2001.


                                          ARAMARK Worldwide Corporation

                                          By: /s/ L. Frederick Sutherland

                                             __________________________________
                                             Name: L. Frederick Sutherland
                                             Title:  Executive Vice President
                                                     and Chief Financial
                                                     Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



              Signatures                         Title                   Date
              ----------                         -----                   ----

                  *                    Chairman and Director       October 24, 2001
______________________________________  (Principal Executive
           Joseph Neubauer              Officer)

                  *                    Executive Vice President,   October 24, 2001
______________________________________  Chief Financial Officer
       L. Frederick Sutherland          (Principal Financial
                                        Officer)

                  *                    Senior Vice President,      October 24, 2001
______________________________________  Controller and Chief
           John M. Lafferty             Accounting Officer
                                        (Principal Accounting
                                        Officer)

                  *                    Director                    October 24, 2001
______________________________________
       Lawrence T. Babbio, Jr.

                  *                    Director                    October 24, 2001
______________________________________
          Patricia C. Barron

                  *                    Director                    October 24, 2001
______________________________________
         Robert J. Callander

                  *                    Director                    October 24, 2001
______________________________________
       Leonard S. Coleman, Jr.

                  *                    Director                    October 24, 2001
______________________________________
         Ronald R. Davenport

              Signatures                         Title                   Date
              ----------                         -----                   ----

                  *                    Director                    October 24, 2001
______________________________________
           Edward G. Jordan

                                       Director
______________________________________
            Thomas H. Kean

                  *                    Director                    October 24, 2001
______________________________________
          James E. Ksansnak

                  *                    Director                    October 24, 2001
______________________________________
           James E. Preston



                                       Director                    October 24, 2001
______________________________________
        Karl M. von der Heyden


* By Power of Attorney


     /s/ L. Frederick Sutherland       Attorney-in-Fact            October 24, 2001
______________________________________
       L. Frederick Sutherland

                                 EXHIBIT INDEX


  2       Form of Agreement and Plan of Merger, dated as of      , 2001,
          between ARAMARK Corporation and ARAMARK Worldwide Corporation
          (included as Annex A to the proxy statement/prospectus).

  3.1 Restated Certificate of Incorporation of ARAMARK Corporation is incorporated by reference to Exhibit 3.1 to ARAMARK Corporation's
          Annual Report on Form 10-K for the fiscal year ended October 1, 1999.

  3.2*** Form of Amended and Restated Certificate of Incorporation (post-merger) (included as Annex C to the proxy statement/prospectus).

  3.3 Corporate By-Laws, as ratified and approved February 8, 2000 are incorporated by reference to Exhibit 3.2 to ARAMARK Corporation's
          Annual Report on Form 10-K for the fiscal year ended October 1, 1999.

  3.4***  Form of Amended and Restated By-Laws (post-merger).

  4.1***  Amended and Restated Stockholders' Agreement dated as of December 14,
          1994 by and among ARAMARK Corporation and the parties identified on its books as "Management Investors" or their "Permitted Transferees" or as "Individual Investors" or "Institutional Investors".

  4.2***  Amended and Restated Registration Rights Agreement dated April 7,
          1988 between ARAMARK Corporation and certain stockholders.

  4.3***  Amendment and Waiver to the Amended and Restated Registration Rights
          Agreement dated July 16, 2001 among ARAMARK Corporation and
          Metropolitan Life Insurance Company.

  4.4*    Form of Rights Agreement.

  4.5     7.0% Guaranteed Notes due July 15, 2006; Indenture dated as of July
          15, 1991, among ARAMARK Services, Inc., ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK Corporation's Registration
          Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No. 33-41357).

  4.6     6 3/4% Guaranteed Notes due August 1, 2004; Indenture dated as of
          July 15, 1991, among ARAMARK Services, Inc., ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK Corporation's Registration
          Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No. 33-41357).

  4.7     Indenture dated as of July 15, 1991, among ARAMARK Services, Inc.,
          ARAMARK Corporation, as guarantor, and The Bank of New York, as trustee, is incorporated by reference to Exhibit (4)(b) to ARAMARK
          Corporation's Registration Statement on Form S-3 filed with the SEC on June 21, 1991, pursuant to the Securities Act (Registration No.
          33-41357).

          Long-term debt instruments authorizing debt that does not exceed 10% of the total consolidated assets of ARAMARK are not filed herewith but will be furnished on request of the Commission.

  4.8***  Form of stock certificate for Class B common stock.

  4.9***  Form of stock certificate for Class A-1, Class A-2, Class A-3, Class
          B-1, Class B-2 and Class B-3 common stock.

  4.10*** Amendment and Waiver dated as of July 24, 2001 among ARAMARK
          Corporation and Ameritrust Co., TTEE, George Gund 1959 Trust C-2;
          Ameritrust Co., TTEE, George Gund 1959 Trust C-1; Gordon Gund/Grant
          Gund Trust and Gordon Gund/Zachary Gund Trust 10/1/1978.

  4.11*** Amendment and Waiver dated as of July 30, 2001 among ARAMARK
          Corporation and Lee F. Driscoll, III; Phoebe P. Driscoll; Patrick
          MCG. Driscoll; Helen Louise Driscoll, M.D.; and Lee F. Driscoll, III,
          Trust u/a/d 12/17/98 Phoebe Froher, TTEE f/b/o C. Driscoll.

  4.12*** Form of Registration Rights Agreement among ARAMARK Worldwide
          Corporation and Joseph Neubauer and each of the other holders listed on Schedule 1 thereto (filed as Exhibit 4.13 to Amendment No. 1).

  5*** Form of Opinion of Simpson Thacher & Bartlett (consent included therein).

  8***    Form of Tax Opinion.

 10.1     1999 Employment Agreement with Joseph Neubauer is incorporated by reference to Exhibit 10.1 to ARAMARK Corporation's Annual Report on Form 10-K filed with the SEC on November 24,
          1999, pursuant to the Exchange Act (File No. 001-08827).

 10.2***  Form of Agreement relating to employment and post-employment competition with William
          Leonard.

 10.3***  Form of Agreement relating to employment and post- employment competition with L. Frederick
          Sutherland.

 10.4***  Form of Agreement relating to employment and post-employment competition with Brian G.
          Mulvaney.

 10.5***  Form of Agreement relating to employment and post-employment competition with John J.
          Zillmer.

 10.6     Credit and Guaranty Agreement dated January 7, 1998 and amendments thereto dated May 7,
          1998 and September 10, 1998 are incorporated by reference to Exhibit 10.8 to ARAMARK
          Corporation's Annual Report on Form 10-K filed with the SEC on November 25, 1998, pursuant to the Exchange Act (File No. 001-08827);

 10.7***  Form of Amendment No. 1 to Employment Agreement among ARAMARK Corporation, ARAMARK
          Worldwide Corporation and Joseph Neubauer.

 10.8***  Amendment No. 2 to the Credit and Guaranty Agreement dated August 13, 2001.

 10.9***  Letter Agreement dated February 12, 2001 between ARAMARK Corporation and James E. Ksansnak.

 10.10*** ARAMARK 2001 Equity Incentive Plan (included as Annex E to the proxy statement/prospectus).

 10.11**+ Composite and Conformed Master Distribution Agreement between Sysco Corporation and ARAMARK
          Food and Support Services Group, Inc.

 21***    List of subsidiaries of ARAMARK Corporation.

 23***    Consent of Arthur Andersen LLP.

 24***    Powers of Attorney.

 99***    Voting instructions to Trustee and Notice to Participants in the ARAMARK Retirement Savings
          Plan and the ARAMARK Uniform and Career Apparel Group Retirement Savings Plan.

--------
*  To be supplied by amendment.
**  Filed herewith.
***  Previously filed.

+  Portions omitted pursuant to a request for confidential treatment.